2023 INVESTOR DAY Optimizing Operations to Drive Growth Cathy Doherty Senior Vice President, Regional Businesses

SAFE HARBOR DISCLOSURE The statements in the following presentations which are not historical facts may be forward looking statements. Readers are cautioned not to place undue reliance on forward looking statements, which speak only as of the date that they are made and which reflect management's current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, the complexity of billing, reimbursement and revenue recognition for clinical laboratory testing, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners and other factors discussed in the company's most recently filed Annual Report on Form 10 K and in any of the company's subsequently filed Quarterly Reports on Form 10 Q and Current Reports on Form 8 K, including those discussed in the "Business," "Risk Factors," "Cautionary Factors that May Affect Future Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of those reports. In the following presentations, references to adjusted EPS refer to adjusted diluted EPS Any references to base business, testing, revenues, or volumes refer to the performance of our business excluding COVID 19 testing. Any references to operating margin(s) refer to adjusted operating income as a percentage of net revenues. Any references to free cash flow refer to cash flow from operations less capital expenditures. 2023 INVESTOR DAY Confidential / Internal Use Only 2

Key highlights We have a strong track record of delivering Invigorate savings while improving the customer experience Opportunities remain along our value chain to continue to deliver ~3% in annual productivity savings Our path includes: Productivity improvements through automation and AI Getting paid for the work we do Enhancing our provider and patient digital experiences Attracting, developing and retaining frontline talent 2023 INVESTOR DAY Confidential / internal Use Only 3

Delivering the promise of a superior customer experience at lower cost Superior Customer Experience + Cost excellence It's not an "either/or" imperiative... We are delivering BOTH 2023 INVESTOR DAY Confidential / Internal Use Only 4

Invigorate helps address headwinds, increases capacity and improves productivity INVIGORATE PRODUTCIVITY SAVINGS $ Millions $1,645 $240 $210 $225 $230 $2,550 '11-'18 2019 2020 2021 2022 Total Excludes the benefit of COVID 2023 INVESTOR DAY Confidential / internal Use Only 5

Key productivity levers support savings, while delivering an excellent customer experience Patient Service Patients served per FTE per day 16% Logistics Non-productive stops 31% Lab Operations Requisitions per day per FTE 16% National Customer Service Contacts per 100 requisitions 40% All improvements from 2018 Patient Experience Metrics Net Promoter Score (NPS) 73 Healthcare industry average NPS score 58 Customer Satisfaction (CSAT) 91% 2023 INVESTOR DAY Confidential / internal Use Only 6

Invigorate will continue to deliver operational efficiency while improving the customer experience through four major initiatives ~3% Annual Productivity Savings Leverage automation and AI Reduce denials and write-offs Select and retain talent Enhance the digital experience 2023 INVESTOR DAY Confidential / internal Use Only 7

Invigorate will continue to deliver operational efficiency while improving the customer experience through four major initiatives ~3% Annual Productivity Savings Leverage automation and AI Reduce denials and write-offs Select and retain talent Enhance the digital experience 2023 INVESTOR DAY Confidential / internal Use Only 8

Our Strategy Continuous implementation of automation and AI to achieve increased quality and productivity 2023 INVESTOR DAY Confidential / internal Use Only 9

We're making progress along our automation journey End-to-End Lab Automation Fully automated sample handling after accessioning Core Clinical Micro Modular Automation Automation in specific tests and processes to enable increased productivity and quality Automation has led to lab productivity improvements of 15% 2023 INVESTOR DAY Confidential / internal Use Only 10

An example of modular automation We are replacing manual urine aliquoting with an automated solution FROM: Manual Annually 80 FTEs manually process and aliquot 10M non-standard urine cups TO: Automated (allows for different containers) Working with strategic partners to deliver custom solutions 2023 INVESTOR DAY Confidential / internal Use Only 11

Our AI applications focus on the core of our business Lab testing productivity AI support for image and graph interpretation in multiple disciplines Microbiology Drug Monitoring Cytogenetics Pathology Cytology Data extraction AI to recognize and convert handwritten or printed text from paper requisitions Process and flow AI to help us optimize process flows and service quality Assess compliance with standards in labs and patient service centers Driver safety and dynamic route optimization Predictive auto-replenishment in our supply chain Customer service efficiency AI to minimize client wait time and deliver faster response times 2023 INVESTOR DAY Confidential / internal Use Only 12

AI is automating processes in mass spec testing interpretation Reducing non-value-added work, improving medical quality and boosting productivity From 100% manual review of chromatogram to AI rules-based logic 50% Productivity improvement in review time 80% Reduction in total number of reviews 2023 INVESTOR DAY Confidential / internal Use Only 13

Microbiology full process automation: from 8 steps to 2 steps Pre-Automation 8 steps 1 Specimens manually sorted and racked 2 Manual streaking/WASP loading 3 Plates loaded into incubator racks 4 Plates offloaded from incubator 5 Plates triaging / screening 6 Plate reading one at a time 7 VITEK2/MS target and AST set up 8 Specimens scanned and racked for storage Microbiology Automation 2 steps 1 Bulk loading specimens Physical Automation Transport & tracking Plating Incubation Digital Scanning Disposal 2 Move positive plates from auto line to Colibri TAT improvement of 40% for negative cultures ~40% reduction in FTEs 100% plates reported with support of AI Specimens automatically scanned and stored 2023 INVESTOR DAY Confidential / internal Use Only 14

Invigorate will continue to deliver operational efficiency while improving the customer experience through four major initiatives ~3% Annual Productivity Savings Leverage automation and AI Reduce denials and write-offs Select and retain talent Enhance the digital experience 2023 INVESTOR DAY Confidential / internal Use Only 15

Significant opportunity to reduce denials and patient concessions of ~$550M DENIALS ~13% Administrative Requirements 1.1% Test Coverage & Benefits 6.5% Data Quality 5.1% Gross Denials Rate ~7% 0.6% 5.4% 1.4% Net Experience Annual Revenue Opportunity $180M PATIENT CONCESSIONS 100% = ~$370M per year Other 4% Non-covered test 16% Uninsured/hardship 20% Eligibility denied 22% Co-pay or deductible responsibility 38% 2023 INVESTOR DAY Confidential / internal Use Only 16

Improve billing accuracy to reduce denials and increase cash

Traditional

Collect billing info from patient or provider

Quest attempts to bill payer and patient … **will we be paid?**

Payer response

- Pays claim
- Denials → ✓ Coverage ✓ Eligibility
- Patient responsibility → Bill Patient

~ 7% Net Denials

~$370M Annual Concessions

Upfront

Collect billing info from patient or provider

- **Electronic order:** accurate data & eABNs
- **Real time adjudications:** eligibility & coverage determination
- **Patient responsibility & pricing transparency:** payment collection

Bill payer →

- Higher payment %
- Reduction/offset denials
- Reduction in patient bills

Goal:

$100M - $150M

Quest Diagnostics 2023 INVESTOR DAY Confidential | Internal Use Only 17

We've made progress on several fronts Electronic orders 72% 2018 82% 2022 Analyze the order before the specimen is collected Alert the physician to order irregularities right away Collection of patients' open invoices 50% 2018 57% 2022 Proactive notification increases compliance with Open Balance payments Integrating clinical and financial data to care for the whole patient Payment information at time-of service 42% 2018 46% 2022 Outreach to the patient with transparent pricing Provides a moment of choice for the patient 2023 INVESTOR DAY Confidential / internal Use Only 18

We continue to partner to change coverage policies Expanded hemoglobin A1C policy to cover a wider range of risk factors Lobbied to cover CMA (Chromosomal Microarray Analysis) testing Removed prior authorization requirements for non-invasive prenatal screening and cystic fibrosis testing Reducing restrictive frequency limits for drug monitoring testing 2023 INVESTOR DAY Confidential / internal Use Only 19

Invigorate will continue to deliver operational efficiency while improving the customer experience through four major initiatives ~3% Annual Productivity Savings Leverage automation and AI Reduce denials and write-offs Select and retain talent Enhance the digital experience 2023 INVESTOR DAY Confidential / internal Use Only 20

We know what matters most to our customers throughout their journeys Patient Awareness Visit prep Visit Results Payment Ongoing relationship Healthcare Provider Investigate & choose Onboarding Visit Results Billing Ongoing relationship 2023 INVESTOR DAY Confidential / internal Use Only 21

We have made progress addressing their needs through a complete digital experience Patient Scheduled appointments 80% Pre-registration 23% Healthcare Provider Online specimen pick-up 178% Online supply ordering 20% 2023 INVESTOR DAY Confidential / internal Use Only 22

We are continuing to enhance the digital experience... Patient Digital Engagement Proactive communications Improved pre-registration Enhanced Check-in Schedule appointment at check-in Capture insurance and ID Healthcare Provider Enable Speed of Business Automated account validation and setup Reduced time for customer to place their first order Centralized Portal Technology Customizable to specific functions to serve their needs Simplifies conducting business Lab Results Contact Us Specimen Tracking Order Testing Alerts & Exception Management 2023 INVESTOR DAY Confidential / internal Use Only 23

...and introducing an omni-channel strategy for contact centers Patients call us for many reasons 100%=8.5M calls in 2022 Other 11% Results 19% Appointment scheduling 19% PSC Info 19% Billing 14% MyQuest 18% We've made significant progress Chatbot interactions 72% Live chat interactions 260% MyQuest support inquiries 44% Total number of calls 21% Shifting these calls to digital in more convenient and less costly MyQuest portal Text messaging Chat Email Phone Improvements since 2019 (chatbot, live chat); 2020 (MyQuest, calls) 2023 INVESTOR DAY Confidential / internal Use Only 24

Invigorate will continue to deliver operational efficiency while improving the customer experience through four major initiatives ~3% Annual Productivity Savings Leverage automation and AI Reduce denials and write-offs Select and retain talent Enhance the digital experience 2023 INVESTOR DAY Confidential / internal Use Only 25

Wage inflation and frontline retention impact productivity and increase costs Market Data ~20-25K Medical technologists shortage currently in the US 1 5.1 Wage inflation for the 12-month period ending in December 2022 2 Focus on frontline turnover Percent of annual turnover 14% Q4 '19 28% Q3 '21 23% Q4 '22 Employee Turnover 1. Dark Daily 2. Employment Cost Index: December 2022 (bls.gov) 2023 INVESTOR DAY Confidential / internal Use Only 26

Attracting, developing and retaining frontline talent will help address critical shortage and increase productivity ATTRACT Expand phlebotomy school certification program Reduce time to hire through improved technology Expand early career operations rotation program 92% Improved candidate experience resulting in new hire satisfaction DEVELOP Partner with universities to build medical technologist pipeline Accelerate development of next generation of leaders Strengthen frontline leadership capabilities 26% Reduction in turnover for Patient Services since mid-2022 RETAIN Increase retention through improved onboarding processes and expanded stay interview programs Expand career pathing for frontline talent Improve scheduling functionality to offer employee flexibility 74 Employee engagement index Above healthcare industry benchmark 2023 INVESTOR DAY Confidential / internal Use Only 27

Key takeaways We have a strong track record of delivering Invigorate savings while improving the customer experience Opportunities remain along our value chain to continue to deliver ~3% in annual productivity savings Our path includes: Productivity improvements through automation and AI Getting paid for the work we do Enhancing our provider and patient digital experiences Attracting, developing and retaining frontline talent 2023 INVESTOR DAY Confidential / internal Use Only